Hennessy Japan Fund
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 94.7%	Shares	Value
Communication Services - 4.2%
SoftBank Group Corp.	668,000	$18,357,483

Consumer Discretionary - 13.1%
Fast Retailing Co. Ltd.	21,400	8,130,783
Sekisui House Ltd.	530,000	11,773,973
Sony Group Corp.	1,166,800	26,041,143
Sumitomo Forestry Co. Ltd.	1,005,600	10,880,571
		56,826,470

Consumer Staples - 7.3%
Rohto Pharmaceutical Co. Ltd.	243,400	4,023,114
Seven & i Holdings Co. Ltd.	1,868,900	26,700,297
Unicharm Corp.	161,700	981,526
		31,704,937

Financials - 33.1% (a)
Japan Exchange Group, Inc.	375,900	4,097,592
Mitsubishi UFJ Financial Group, Inc.	1,787,500	32,392,374
Mizuho Financial Group	320,300	14,038,478
MS&AD Insurance Group Holdings, Inc.	705,500	17,924,696
ORIX Corp.	1,030,600	31,258,958
Sompo Holdings, Inc.	651,700	22,385,870
Tokio Marine Holdings, Inc.	591,100	21,874,061
		143,972,029

Health Care - 0.9%
Olympus Corp.	144,300	1,716,569
Santen Pharmaceutical Co. Ltd.	207,800	2,333,655
		4,050,224

Industrials - 19.6%
Daikin Industries, Ltd.	99,000	11,888,828
Hitachi Ltd.	1,200,700	41,593,129
Mitsubishi Corp.	465,600	12,325,945
Recruit Holdings Co. Ltd.	375,400	19,648,100
		85,456,002

Information Technology - 10.6%
Keyence Corp.	29,000	10,576,118
Renesas Electronics Corp. (b)	194,100	3,230,819
Socionext, Inc.	39,700	528,829
Tokyo Electron Ltd.	119,100	31,791,296
		46,127,062

Materials - 3.7%
Nissan Chemical Corp.	107,300	3,690,604
Shin-Etsu Chemical Co. Ltd.	372,300	12,338,632
		16,029,236

Real Estate - 2.2%
Daiwa House Industry Co. Ltd.	275,200	9,353,528
TOTAL COMMON STOCKS (Cost $237,759,737)		411,876,971

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 5.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (c)	21,752,440	21,752,440
First American Treasury Obligations Fund - Class X, 3.59% (c)	1,869,791	1,869,791
TOTAL MONEY MARKET FUNDS (Cost $23,622,231)		23,622,231

TOTAL INVESTMENTS - 100.1% (Cost $261,381,968)		435,499,202
Liabilities in Excess of Other Assets - (0.1)%		(603,826)
TOTAL NET ASSETS - 100.0%		$434,895,376

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$18,357,483	$–	$–	$18,357,483
Consumer Discretionary	56,826,470	–	–	56,826,470
Consumer Staples	31,704,937	–	–	31,704,937
Financials	143,972,029	–	–	143,972,029
Health Care	4,050,224	–	–	4,050,224
Industrials	85,456,002	–	–	85,456,002
Information Technology	46,127,062	–	–	46,127,062
Materials	16,029,236	–	–	16,029,236
Real Estate	9,353,528	–	–	9,353,528
Common Stocks - Total	411,876,971	–	–	411,876,971
Money Market Funds	23,622,231	–	–	23,622,231
Total Investments	$435,499,202	$–	$–	$435,499,202